Ioanis Jorgali, Investors 629.213.6139 ioanis.jorgali@alliancebernstein.com	Carly Symington, Media 629.213.5568 carly.symington@alliancebernstein.com

AB Announces August 31, 2025 Assets Under Management
Nashville, TN, September 10, 2025 - AllianceBernstein L.P. (“AB”) and AllianceBernstein Holding L.P. (“AB Holding”) (NYSE: AB) announced today that preliminary assets under management increased to $844 billion during August 2025 from $830 billion at the end of July. Firmwide net inflows coupled with market appreciation drove the 2% increase in month-end AUM. By channel, net inflows from Institutions and Private Wealth were partially offset by Retail net outflows.

AllianceBernstein L.P. (The Operating Partnership)
Assets Under Management ($ in Billions)

	At August 31, 2025				Jul 31,
					2025

			Private
	Institutions	Retail	Wealth	Total	Total

Equity
Actively Managed	$51	$167	$58	$276	$274
Passive	27	40	8	75	74
Total Equity	78	207	66	351	348

Fixed Income
Taxable	119	75	20	214	208
Tax-Exempt	2	50	31	83	81
Passive	—	10	—	10	10
Total Fixed Income	121	135	51	307	299

Alternatives/Multi-Asset Solutions(1)	146	9	31	186	183
Total	$345	$351	$148	$844	$830

	At July 31, 2025

Total	$337	$347	$146	$830

(1) Includes certain multi-asset solutions and services not included in equity or fixed income services.

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Cautions Regarding Forward-Looking Statements
Certain statements provided by management in this news release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, integration of acquired companies, competitive conditions, and government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AB cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AB undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” and “Cautions Regarding Forward-Looking Statements” in AB’s Form 10-K for the year ended December 31, 2024 or form 10-Q for the quarter ended June 30, 2025. Any or all of the forward-looking statements made in this news release, Form 10-K, Form 10-Q, other documents AB files with or furnishes to the SEC and any other public statements issued by AB, may turn out to be wrong. It is important to remember that other factors besides those listed in “Risk Factors” and “Cautions Regarding Forward-Looking Statements”, and those listed above, could also adversely affect AB’s financial condition, results of operations and business prospects.
About AllianceBernstein
AllianceBernstein is a leading global investment management firm that offers diversified investment services to institutional investors, individuals and private wealth clients in major world markets.
As of June 30, 2025, including both the general partnership and limited partnership interests in AllianceBernstein, AllianceBernstein Holding owned approximately 37.5% of AllianceBernstein. Including both the general partnership and limited partnership interest in AllianceBernstein Holding and AllianceBernstein, Equitable Holdings, Inc. ("EQH"), owned an approximate 68.6% economic interest in AllianceBernstein.
Additional information about AB may be found on our website, www.alliancebernstein.com.

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